Exhibit 99.1

ANNEX A

The Trust Student Loan Pool as of November 30, 2015

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 30 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of November 30, 2015, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,042,616 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 21 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

2004-2

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$1,149,495,238
Aggregate Outstanding Principal Balance – Treasury Bill	$118,722,528
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	10.33%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$1,030,772,710
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	89.67%
Number of Borrowers	42,363
Average Outstanding Principal Balance Per Borrower	$27,134
Number of Loans	72,814
Average Outstanding Principal Balance Per Loan – Treasury Bill	$24,444
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$15,168
Weighted Average Remaining Term to Scheduled Maturity	188 months
Weighted Average Annual Interest Rate	4.79%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.13% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See "Special Allowance Payments" in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.
2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	11,668	$175,852,209	15.3%
3.01% to 3.50%	13,221	180,760,587	15.7
3.51% to 4.00%	11,695	179,100,563	15.6
4.01% to 4.50%	15,765	207,196,012	18.0
4.51% to 5.00%	5,432	79,501,410	6.9
5.01% to 5.50%	1,338	25,260,058	2.2
5.51% to 6.00%	1,373	25,798,417	2.2
6.01% to 6.50%	1,839	34,328,806	3.0
6.51% to 7.00%	2,757	49,198,822	4.3
7.01% to 7.50%	861	19,777,475	1.7
7.51% to 8.00%	2,310	52,552,445	4.6
8.01% to 8.50%	2,199	51,634,231	4.5
Equal to or greater than 8.51%	2,356	68,534,203	6.0

Total	72,814	$1,149,495,238	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and "The Student Loan Pools – The Student Loan Marketing Association's Student Loan Financing Business" in the prospectus.
2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	8,725	$24,044,669	2.1%
$5,000.00-$ 9,999.99	6,114	46,453,941	4.0
$10,000.00-$14,999.99	6,259	77,314,185	6.7
$15,000.00-$19,999.99	3,987	69,021,296	6.0
$20,000.00-$24,999.99	2,967	66,686,988	5.8
$25,000.00-$29,999.99	2,430	66,535,249	5.8
$30,000.00-$34,999.99	1,871	60,552,701	5.3
$35,000.00-$39,999.99	1,388	52,041,246	4.5
$40,000.00-$44,999.99	1,197	50,750,438	4.4
$45,000.00-$49,999.99	967	45,841,703	4.0
$50,000.00-$54,999.99	875	45,815,112	4.0
$55,000.00-$59,999.99	748	42,986,184	3.7
$60,000.00-$64,999.99	559	34,838,560	3.0
$65,000.00-$69,999.99	512	34,500,400	3.0
$70,000.00-$74,999.99	433	31,390,771	2.7
$75,000.00-$79,999.99	404	31,271,632	2.7
$80,000.00-$84,999.99	329	27,157,394	2.4
$85,000.00-$89,999.99	297	25,953,982	2.3
$90,000.00-$94,999.99	223	20,617,873	1.8
$95,000.00-$99,999.99	200	19,453,872	1.7
$100,000.00 and above	1,878	276,267,040	24.0

Total	42,363	$1,149,495,238	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	68,797	$1,063,357,082	92.5%
31-60 days	1,498	28,701,499	2.5
61-90 days	686	16,141,849	1.4
91-120 days	419	9,862,795	0.9
121-150 days	261	5,818,002	0.5
151-180 days	251	5,726,530	0.5
181-210 days	166	4,350,024	0.4
Greater than 210 days	736	15,537,458	1.4

Total	72,814	$1,149,495,238	100.0%

2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	196	$86,993	*
4 to 12	565	641,101	0.1%
13 to 24	1,493	3,030,617	0.3
25 to 36	5,107	12,030,980	1.0
37 to 48	5,560	16,727,408	1.5
49 to 60	2,858	14,189,719	1.2
61 to 72	2,637	16,714,552	1.5
73 to 84	3,047	21,819,503	1.9
85 to 96	6,074	44,660,634	3.9
97 to 108	6,585	54,230,004	4.7
109 to 120	3,404	36,379,439	3.2
121 to 132	4,214	74,347,861	6.5
133 to 144	3,497	64,891,016	5.6
145 to 156	4,112	70,088,631	6.1
157 to 168	4,342	72,228,622	6.3
169 to 180	2,197	41,667,663	3.6
181 to 192	1,535	33,314,333	2.9
193 to 204	1,430	34,232,525	3.0
205 to 216	2,815	78,321,233	6.8
217 to 228	3,397	100,597,170	8.8
229 to 240	1,638	54,845,037	4.8
241 to 252	1,416	55,898,831	4.9
253 to 264	1,145	51,344,455	4.5
265 to 276	885	42,874,460	3.7
277 to 288	811	42,730,377	3.7
289 to 300	622	31,696,540	2.8
301 to 312	448	24,748,255	2.2
313 to 324	202	12,799,262	1.1
325 to 336	138	9,031,414	0.8
337 to 348	103	7,278,553	0.6
349 to 360	186	14,358,693	1.2
361 and above	155	11,689,359	1.0

Total	72,814	$1,149,495,238	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and "The Student Loan Pools – The Student Loan Marketing Association's Student Loan Financing Business" in the prospectus.
2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	3,334	$62,662,441	5.5%
Forbearance	3,834	91,885,204	8.0
Repayment
First year in repayment	1,019	36,929,372	3.2
Second year in repayment	945	33,217,399	2.9
Third year in repayment	1,165	33,244,509	2.9
More than 3 years in repayment	62,517	891,556,313	77.6

Total	72,814	$1,149,495,238	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and "The Student Loan Pools – The Student Loan Marketing Association's Student Loan Financing Business" in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 104.6 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
2004-2

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	15.0	-	211.4
Forbearance	-	5.0	213.0
Repayment	-	-	184.5

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $62,662,441 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $34,413,012 or approximately 54.9% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

2004-2

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance

Alabama	358	$6,239,588	0.5%
Alaska	138	2,069,773	0.2
Arizona	1,509	27,711,257	2.4
Arkansas	241	4,155,619	0.4
California	7,679	137,232,725	11.9
Colorado	1,375	22,605,508	2.0
Connecticut	921	12,506,258	1.1
Delaware	131	2,622,298	0.2
District of Columbia	296	5,070,966	0.4
Florida	11,149	151,432,280	13.2
Georgia	1,860	30,841,164	2.7
Hawaii	262	4,397,289	0.4
Idaho	265	3,867,948	0.3
Illinois	2,140	30,304,736	2.6
Indiana	1,426	20,279,708	1.8
Iowa	454	5,687,306	0.5
Kansas	1,349	19,319,601	1.7
Kentucky	421	6,049,667	0.5
Louisiana	1,139	20,186,655	1.8
Maine	149	1,986,300	0.2
Maryland	1,426	26,029,912	2.3
Massachusetts	1,892	24,755,071	2.2
Michigan	1,155	20,589,822	1.8
Minnesota	1,166	17,229,581	1.5
Mississippi	305	6,008,581	0.5
Missouri	1,674	24,947,233	2.2
Montana	160	2,681,360	0.2
Nebraska	192	2,708,943	0.2
Nevada	482	8,277,535	0.7
New Hampshire	311	4,263,048	0.4
New Jersey	1,721	26,106,234	2.3
New Mexico	252	3,939,365	0.3
New York	4,619	69,002,132	6.0
North Carolina	1,435	21,672,646	1.9
North Dakota	66	917,701	0.1
Ohio	6,056	107,391,961	9.3
Oklahoma	871	14,587,521	1.3
Oregon	1,207	20,452,332	1.8
Pennsylvania	1,715	26,960,204	2.3
Rhode Island	145	2,475,681	0.2
South Carolina	511	9,011,605	0.8
South Dakota	71	1,186,164	0.1
Tennessee	881	16,092,886	1.4
Texas	4,865	78,113,749	6.8
Utah	293	6,412,646	0.6
Vermont	95	1,375,524	0.1
Virginia	1,806	26,870,352	2.3
Washington	2,702	40,238,380	3.5
West Virginia	227	3,303,843	0.3
Wisconsin	570	7,836,218	0.7
Wyoming	72	1,185,266	0.1
Other	609	12,305,093	1.1

Total	72,814	$1,149,495,238	100.0%

2004-2

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer's records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower's income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
2004-2

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	40,860	$502,202,519	43.7%
Other Repayment Options(1)	31,954	647,292,720	56.3

Total	72,814	$1,149,495,238	100,0%

(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 1,289 loans with an aggregate outstanding principal balance of $43,669,022 currently in an interest-only period.  These interest-only loans represent approximately 3.8% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	35,914	489,333,697	42.6%
Unsubsidized	36,900	660,161,541	57.4

Total	72,814	$1,149,495,238	100.0%

2004-2

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	1,309	$33,879,089	2.9%
October 1, 1993 through June 30, 2006	71,505	1,115,616,149	97.1
July 1, 2006 and later	0	0	0.0

Total	72,814	$1,149,495,238	100.0%

2004-2

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,268	$25,878,445	2.3%
College Assist	52	1,125,795	0.1
Educational Credit Management Corporation	1,178	22,066,834	1.9
Florida Office Of Student Financial Assistance	12,593	150,217,867	13.1
Great Lakes Higher Education Corporation	1,400	25,193,542	2.2
Illinois Student Assistance Commission	1,760	23,084,726	2.0
Kentucky Higher Education Assistance Authority	303	3,834,961	0.3
Louisiana Office Of Student Financial Assistance	394	5,822,060	0.5
Michigan Guaranty Agency	744	10,068,661	0.9
Montana Guaranteed Student Loan Program	3	27,770	*
Nebraska National Student Loan Program	18	317,867	*
New Jersey Higher Education Student Assistance Authority	3,597	44,533,988	3.9
New York State Higher Education Services Corporation	7,757	105,023,026	9.1
Northwest Education Loan Association	5,333	69,683,812	6.1
Oklahoma Guaranteed Student Loan Program	613	9,089,471	0.8
Pennsylvania Higher Education Assistance Agency	5,043	72,667,605	6.3
Tennessee Student Assistance Corporation	560	7,651,863	0.7
Texas Guaranteed Student Loan Corporation	4,482	69,047,961	6.0
United Student Aid Funds, Inc.	24,716	504,158,984	43.9

Total	72,814	$1,149,495,238	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

2004-2

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to initial trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the related Significant Guarantor and/or from the Department of Education. None of the depositor, the sellers, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. ("USA Funds") was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended ("the Act") in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, Inc. and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, Inc. Navient Solutions, Inc. and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the "Federal Reinsurance Agreements") with the U.S. Secretary of Education (the "Secretary"). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a "guaranty agency" as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency's continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent- borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds' losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the "1998 Reauthorization Law") reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.
2004-2

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2014, USA Funds held net assets on behalf of the federal reserve fund of approximately $157 million. Through September 30, 2014, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $56.8 billion.  Also, as of September 30, 2014, USA Funds had operating fund assets totaling almost $1.3 billion, which includes the $157 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds' "reserve ratio" complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor's federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	0.400%	0.394%	0.354%	0.313%	0.277%

USA Funds' "recovery rate," which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the "recovery rate" was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	32.90%	32.17%	31.82%	30.55%	32.01%

USA Funds' "loss rate" represents the percentage of claims purchased from lenders but not covered by reinsurance. For the last five fiscal years, the "loss rate" was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	4.66%	4.71%	4.73%	4.74%	4.73%

In addition, USA Funds' "claims rate" represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds' existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the "claims rate" was as follows:
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	Claims Rate
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	1.69%	1.69%	1.58%	1.41%	1.48%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

FLORIDA OFFICE OF STUDENT FINANCIAL ASSISTANCE

The Department of Education (Department), Office of Student Financial Assistance (OSFA), administers the Federal Family Education Loan Program (FFELP) that provides low-cost educational loans to assist students and their parents in paying for the cost of higher education.  OSFA is the designated guaranty agency for the State of Florida, for all loans with first disbursement prior to July 1, 2010, and utilizes the FFELP System, a mainframe-based student loan information system administered by the Northwest Regional Data Center (NWRDC).  The FFELP System, in the past, based on specified criteria, determined whether an educational loan will be guaranteed and, if guaranteed, maintained information relating to the loan.

The Department established OSFA pursuant to Section 1001.20(4)(d), Florida Statutes.  By law, OSFA is responsible for providing access to and administering State and Federal grants, scholarships, and loans to those students seeking financial assistance for postsecondary study pursuant to program criteria and eligibility requirements.

FFELP provided and manages low-cost educational loans authorized by the Higher Education Act to assist students and their parents in paying for the cost of higher education.  Prior to July, 2010, through FFELP, private lenders made federally guaranteed student loans to parents and students.  Commercial lenders (e.g., Navient) used their private capital to finance loans under FFELP but received subsidies from the Federal Government.  Upon approval of the application, a FFELP loan was made to the student (borrower) by a participating financial institution.  To protect the financial institution from loss in the event of the borrower's death, disability, or default, the loan was guaranteed by a guarantor.

Nonprofit and state guaranty agencies were established to guarantee student loans made by lenders under FFELP.  The Department, through the business users within OSFA's program office, served as the State of Florida guaranty agency for FFELP and provided certain administrative and oversight functions, while the United States Department of Education provided reinsurance to the guaranty agency.

Beginning July 1, 2010, all new student loans were made under the Direct Loan Program whereby the Federal Government lends directly to students.  OSFA continues to use the FFELP System to manage and maintain information related to all FFELP loans with first disbursements prior to July 1, 2010, and provide customer service to schools, lenders, and borrowers through default prevention, collections, and dissemination of information.

The FFELP System resides on a mainframe computer located at the Northwest Regional Data Center (NWRDC).  The Department uses, among other things, mainframe security software to control access to the FFELP System, including application programs and data files.

As of September 30, 2014, OSFA held net assets on behalf of the Federal Reserve Fund of approximately $19,861,865. Through September, 30, 2014, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by OSFA under the Federal Family Education

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Loan Program was approximately $1,651,811,788. Also, as of September 30, 2014, OSFA had Operating Fund assets totaling almost $41,463,446.

OSFA's "reserve ratio" complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor's Federal  Reserve Fund by the total amount of loans outstanding.  Following this formula, the reserve ratio for the Federal Reserve Fund administered by OSFA for the last five fiscal years was as follows:

Fiscal Year	Reserve Ratio
2014 2013 2012 2011	1.20% 1.07% 1.02% 0.99%
2010	0.92%

OSFA's "recovery rate," which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by OSFA during the fiscal year by the aggregate amount of default claims paid by OSFA outstanding at the end of the prior fiscal year. For the last five fiscal years, the "recovery rate" was as follows:

Fiscal Year	Recovery Rate
2014 2013 2012 2011	19.98% 18.36% 18.99% 20.70%
2010	24.71%

In addition, OSFA's "trigger rate" represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to OSFA's existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the "trigger rate" was as follows:

Fiscal Year	Trigger Rate
2014 2013 2012 2011	2.74% 4.48% 4.24% 4.50%
2010	4.43%

OSFA is located in Tallahassee, Florida.  OSFA will provide a copy of its most recent financial statement upon receipt of a written request directed to Levis Hughes, Chief at 325 W. Gaines St, Suite 1314, Tallahassee, FL  32399.

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